PACE® Select Advisors Trust

March 28, 2023

Supplement to the prospectuses relating to Class A and Class Y shares, Class P shares and Class P2 shares (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI"), each dated November 28, 2022, as supplemented.

Includes:

•  PACE® International Emerging Markets Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE International Emerging Markets Equity Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). At the recommendation of UBS Asset Management (Americas) Inc., the fund's manager, the Trust's Board of Trustees has terminated Mondrian Investment Partners Limited as subadvisor to the fund, effective as of the close of business on March 28, 2023.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to "Mondrian Investment Partners Limited" or "Mondrian" as a subadvisor to PACE International Emerging Markets Equity Investments in the Prospectuses and SAI are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1217